                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                --------------

                                   FORM 8-K

                                CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     July 28, 1997
                                                --------------------------------

                                 HomeBase, Inc.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

                                   DELAWARE
--------------------------------------------------------------------------------
                (State or other jurisdiction of incorporation)

            1-10259                                  33-0109661
------------------------------        ------------------------------------------
(Commission File number)              (I.R.S. Employer Identification No.)

Support Center Offices     3345 Michelson Drive,    Irvine, California     92715
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including are code     (714) 442-5000
                                                  ------------------------------

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

                   INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.  Acquisition or Disposition of Assets.
         ------------------------------------

     On July 28, 1997, Waban Inc. ("Waban") consummated the spin-off (the "Spin-Off") of its BJ's Wholesale Club business through a tax-free distribution in the form of a special dividend to its stockholders pursuant to the terms of a Separation and Distribution Agreement (the "Distribution Agreement"), by and between Waban and BJ's Wholesale Club, Inc. ("BJI"), a Delaware corporation and, as of the date of the Distribution Agreement, a wholly-owned subsidiary of Waban. Pursuant to the Distribution Agreement, the BJ Wholesale Club business was transferred to BJI (the "Separation"). After the Separation, all of the outstanding shares of BJI Common Stock was distributed, on a one-for-one basis, to the holders of Waban Common Stock.

     In accordance with the transactions contemplated by the Distribution Agreement and previously announced plans, Waban has changed its name to HomeBase, Inc., effective 5:00 p.m. Eastern time, July 28, 1997. As of Tuesday, July 29, 1997, HomeBase, Inc. Common Stock is traded on the New York Stock Exchange under the symbol "HBI."

     A copy of the press release dated July 28, 1997 with respect to the Spin-Off is filed as Exhibit 99.1 hereto.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits
            ------------------------------------------------------------------
      b.    Pro Forma Financial Information

                       PRO FORMA FINANCIAL DATA OF WABAN

  The following unaudited pro forma financial data for the period ended
April 26, 1997 and as of April 26, 1997 illustrates the estimated effects on Waban of the proposed Distribution and (i) the repayment by BJI to Waban of intercompany indebtedness and current taxes payable, (ii) the prepayment of Waban's Senior Notes and Senior Subordinated Notes, (iii) borrowings under a new credit agreement that Waban expects to enter into with a group of banks, effective with the Distribution and (iv) the full or partial conversion of Waban's Convertible Debentures (the "Related Waban Transactions"). The Company has called the Convertible Debentures for redemption and, in connection therewith, has entered into the Standby Purchase Agreement. See "Standby Agreement" and "Risk Factors--Conversion or Redemption of Convertible Debentures" in the Proxy Statement/Prospectus filed with the Commission on June 6, 1997. The pro forma financial data has been prepared to present two alternative scenarios. Scenario A gives pro forma effect to the conversion of all of the Convertible Debentures into Waban Common Stock. Scenario B gives pro forma effect to the redemption of $53,474,000 of the Convertible Debentures for cash and the conversion of the remaining Convertible Debentures.

  The unaudited pro forma financial data of Waban does not purport to represent what the financial position or results of operations of Waban would have been if the Distribution and Related Waban Transactions had in fact been consummated on the dates indicated or at any future date. The pro forma adjustments are based upon available information and upon certain assumptions that Waban's management believes are reasonable in the circumstances.

                                  WABAN INC.
                 PRO FORMA CONDENSED BALANCE SHEET (UNAUDITED)
                                April 26, 1997
                            (Dollars in thousands)

Scenario A - Conversion of All Convertible Debentures into Common Stock


                                                                                  Pro Forma
                                                              Historical         Adjustments         Pro Forma
                                                              ----------         -----------         ---------
                  ASSETS
                  ------
Current Assets:
  Cash and cash equivalents                                      $33,461             (1,100) (1)        $4,161
                                                                                     27,500  (2)
                                                                                   (138,200) (3)
                                                                                     82,500  (6)
  Accounts receivable                                             49,809            (22,320) (7)        27,489
  Merchandise inventories                                        653,490           (317,056) (7)       336,434
  Current deferred income taxes                                   16,939             (6,186) (7)        10,753
  Prepaid expenses                                                11,371             (5,312) (7)         6,059
                                                              ----------                            ----------
    Total current assets                                         765,070                               384,896
  Property, net of depreciation                                  623,901           (378,517) (7)       245,384
  Intercompany debt                                                    -              9,508  (4)             -
                                                                                    (98,797) (5)
                                                                                    (82,500) (6)
                                                                                    171,789  (7)
  Other assets                                                    32,822             (1,307) (1)        17,962
                                                                                     (2,093) (3)
                                                                                    (11,460) (7)
                                                              ----------                            ----------
      Total assets                                            $1,421,793                              $648,242
                                                              ==========                            ==========

                  LIABILITIES
                  -----------

Current Liabilities:
  Current installments of long-term debt                         $12,409            (12,000) (3)          $235
                                                                                       (174) (7)
  Accounts payable                                               316,764           (187,158) (7)       129,606
  Accrued expenses and other current liabilities                 131,752            (58,736) (7)        73,016
  Accrued federal and state income taxes                           9,278               (529) (1)         2,150
                                                                                     (5,751) (3)
                                                                                       (848) (3)
                                                                                      9,508  (4)
                                                                                     (9,508) (7)
                                                              ----------                            ----------
    Total current liabilities                                    470,203                               205,007
Noncurrent liabilities                                            75,104            (28,269) (7)        46,835
Long-term debt                                                   230,765           (106,949) (1)        36,763
                                                                                     27,500  (2)
                                                                                   (112,000) (3)
                                                                                     (2,553) (7)
                 STOCKHOLDERS' EQUITY
                 --------------------


  Common stock                                                       333                 43  (1)           376
  Additional paid-in capital                                     330,227             98,613  (1)       359,261
                                                                                    (69,579) (7)
  Treasury stock                                                  (7,515)             7,515  (1)             -
  Retained earnings                                              322,676             (1,100) (1)             -
                                                                                     (8,449) (3)
                                                                                     (1,245) (3)
                                                                                    (98,797) (5)
                                                                                   (213,085) (7)
                                                              ----------                            ----------
    Total stockholders' equity                                   645,721                               359,637
                                                              ----------                            ----------
    Total liabilities and stockholders' equity                $1,421,793                              $648,242
                                                              ==========                            ==========


                                  WABAN INC.
              PRO FORMA CONDENSED STATEMENT OF INCOME (UNAUDITED)
                      Thirteen Weeks Ended April 26, 1997
                 (Dollars in thousands, except per share data)


Scenario A - Conversion of All Convertible Debentures into Common Stock

                                                                                          Pro Forma
                                                                    Historical           Adjustments           Pro Forma
                                                                    ----------           -----------           ---------
Total revenues                                                      $1,039,151            (678,947) (1)        $360,204
                                                                    ----------                                 --------
Cost of sales, including buying and occupancy costs                    894,458            (612,199) (1)         282,259
Selling, general and administrative expenses                           121,692             (50,248) (1)          71,444
Interest on debt and capital leases, net                                 5,291              (4,459) (2)             832
                                                                    ----------                                 --------
Total expenses                                                       1,021,441                                  354,535
                                                                    ----------                                 --------
Income from continuing operations before taxes                          17,710                                    5,669
Provision for income taxes                                               6,907              (4,696) (3)           2,211
                                                                    ----------                                 --------
Income from continuing operations                                      $10,803                                   $3,458
                                                                    ==========                                 ========
Pro forma earnings per share from continuing operations                                                           $0.09
                                                                                                               ========

                                  WABAN INC.

         NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS (UNAUDITED)

SCENARIO A--CONVERSION OF ALL CONVERTIBLE DEBENTURES INTO COMMON STOCK

NOTES TO PRO FORMA CONDENSED BALANCE SHEET

    (1) Adjustment to record conversion of the Convertible Debentures (net of $1,307,000 unamortized debt expense and related tax benefit) into 4,321,171 shares of common stock and to record payment of $1,100,000 pursuant to the Standby Purchase Agreement.

    (2) Adjustment to record borrowings of $27,500,000 under a new credit agreement that Waban expects to enter into with a group of banks, effective with the Distribution. These borrowings, combined with the $82,500,000 received from BJI in repayment of intercompany indebtedness (see Note (6) which follows) and $28,200,000 of Waban's available cash, will be used to repay the Senior Notes ($24,000,000) and Senior Subordinated Notes ($100,000,000) plus $14,200,000 of prepayment penalties (see Note (3) which follows).

    (3) Adjustment to record repayment of the Senior Notes and Senior Subordinated Notes and related prepayment penalties of approximately $14,200,000, the write-off of unamortized debt expense of $2,093,000, and related tax benefits as of April 26, 1997, the date of the pro forma condensed balance sheet.

    (4) Adjustment to record transfer of BJI's current taxes payable to Waban through the intercompany balance.

    (5) Adjustment to record forgiveness of $98,797,000 of BJI's intercompany indebtedness.

    (6) Adjustment to record cash received of $82,500,000 from BJI in repayment of intercompany indebtedness.

    (7) Adjustment to reflect the distribution of the remainder of BJI's net assets, which total $282,664,000 excluding Waban's forgiveness of BJI's intercompany indebtedness (see Note (5) above). $213,085,000 of this amount is charged to Waban's retained earnings, reducing that balance to zero; the remaining $69,579,000 is charged to additional paid-in capital.

NOTES TO PRO FORMA CONDENSED STATEMENT OF INCOME

    (1) Adjustment to separate the operating revenues and expenses of BJI's discontinued operations.

    (2) Adjustment to reflect interest expense on anticipated reduced borrowings using an assumed interest rate of 7.50%. Each variance of 1/8 of one percent from this assumed interest rate would change quarterly interest expense by $8,594.

    (3) Adjustment to income tax provision for the estimated income tax effect of the pro forma adjustments.

  Pro forma earnings per share from continuing operations is based on 37,193,415 shares of common stock outstanding (including 4,321,171 shares of common stock issued upon conversion of the Convertible Debentures) plus 583,969 common equivalent shares, using the treasury stock method of accounting for outstanding stock options.

                                  WABAN INC.
                 PRO FORMA CONDENSED BALANCE SHEET (UNAUDITED)
                                April 26, 1997
                            (Dollars in thousands)


Scenario B-Partial Conversion of Convertible Debentures into Common Stock

                                                                           Pro Forma
                                                         Historical       Adjustments       Pro Forma
                                                        -------------    -------------     -----------
           ASSETS
           ------
Current Assets:
   Cash and cash equivalents                                 $33,461          (1,100) (1)      $2,230
                                                                              40,868  (2)
                                                                            (193,605) (3)
                                                                             122,606  (6)
   Accounts receivable                                        49,809         (22,320) (7)      27,489
   Merchandise inventories                                   653,490        (317,056) (7)     336,434
   Current deferred income taxes                              16,939          (6,186) (7)      10,753
   Prepaid expenses                                           11,371          (5,312) (7)       6,059
                                                        -------------                      -----------
      Total current assets                                   765,070                          382,965
   Property, net of depreciation                             623,901        (378,517) (7)     245,384
   Intercompany debt                                               -           9,508  (4)           -
                                                                             (58,691) (5)
                                                                            (122,606) (6)
                                                                             171,789  (7)
   Other assets                                               32,822            (654) (1)      17,962
                                                                              (2,746) (3)
                                                                             (11,460) (7)
                                                        -------------                      -----------
         Total assets                                     $1,421,793                         $646,311
                                                        =============                      ===========

            LIABILITIES
            -----------
Current Liabilities:
   Current installments of long-term debt                    $12,409            (174) (7)        $235
                                                                             (12,000) (3)
   Accounts payable                                          316,764        (187,158) (7)     129,606
   Accrued expenses and other current liabilities            131,752         (58,736) (7)      73,016
   Accrued federal and state income taxes                      9,278            (265) (1)       1,368
                                                                              (6,533) (3)
                                                                              (1,112) (3)
                                                                               9,508  (4)
                                                                              (9,508) (7)
                                                        -------------                      -----------
      Total current liabilities                              470,203                          204,225
Noncurrent liabilities                                        75,104         (28,269) (7)      46,835
Long-term debt                                               230,765         (53,475) (1)      50,131
                                                                              40,868  (2)
                                                                            (165,474) (3)
                                                                              (2,553) (7)

       STOCKHOLDERS' EQUITY
       --------------------
   Common stock                                                  333              22  (1)         355
   Additional paid-in capital                                330,227          45,549  (1)     344,765
                                                                             (31,011) (7)
   Treasury stock                                             (7,515)          7,515  (1)           -
   Retained earnings                                         322,676          (1,100) (1)           -
                                                                              (9,598) (3)
                                                                              (1,634) (3)
                                                                             (58,691) (5)
                                                                            (251,653) (7)
                                                        -------------                      -----------
      Total stockholders' equity                             645,721                          345,120
                                                        -------------                      -----------
      Total liabilities and stockholders' equity          $1,421,793                         $646,311
                                                        =============                      ===========

                                  WABAN INC.
              PRO FORMA CONDENSED STATEMENT OF INCOME (UNAUDITED)
                      Thirteen Weeks Ended April 26, 1997
                 (Dollars in thousands, except per share data)

  Scenario B - Partial Conversion of Convertible Debentures into Common Stock


                                                                                       Pro Forma
                                                                    Historical        Adjustments         Pro Forma
                                                                    -----------       -----------        -----------
Total revenues                                                      $ 1,039,151       (678,947)(1)      $   360,204
                                                                    -----------                         -----------
Cost of sales, including buying and occupancy costs                     894,458       (612,199)(1)          282,259
Selling, general and administrative expenses                            121,692        (50,248)(1)           71,444
Interest on debt and capital leases, net                                  5,291         (4,209)(2)            1,082
                                                                    -----------                         -----------
Total expenses                                                        1,021,441                             354,785
                                                                    -----------                         -----------
Income from continuing operations before taxes                           17,710                               5,419
Provision for income taxes                                                6,907         (4,793)(3)            2,114
                                                                    -----------                         -----------
Income from continuing operations                                   $    10,803                         $     3,305
                                                                    ===========                         ===========
Pro forma earnings per share from continuing operations                                                 $      0.09
                                                                                                        ===========

                                  WABAN INC.

         NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS (UNAUDITED)

SCENARIO B--PARTIAL CONVERSION OF CONVERTIBLE DEBENTURES INTO COMMON STOCK

NOTES TO PRO FORMA CONDENSED BALANCE SHEET

    (1) Adjustment to record conversion of $53,475,000 of the Convertible Debentures (net of the payment of $1,100,000 pursuant to the Standby Purchase Agreement and net of $654,000 unamortized debt expense and related tax benefit) into 2,160,606 shares of common stock.

    (2) Adjustment to record borrowings of $40,868,000 under a new credit agreement that Waban expects to enter into with a group of banks, effective with the Distribution. These borrowings, combined with the $122,606,000 received from BJI in repayment of intercompany indebtedness (see Note (6) which follows) and $30,131,000 of Waban's available cash, will be used to repay the Senior Notes ($24,000,000), Senior Subordinated Notes ($100,000,000), and $53,474,000 of the Convertible Debentures plus $16,131,000 of prepayment penalties (see Note (3)).

    (3) Adjustment to record repayment of the Senior Notes, Senior Subordinated Notes and $53,474,000 of the Convertible Debentures and related prepayment penalties of approximately $16,131,000, the write-off of unamortized debt expense of $2,746,000, and related tax benefits as of April 26, 1997, the date of the pro forma condensed balance sheet.

    (4) Adjustment to record transfer of BJI's current taxes payable to Waban through the intercompany balance.

    (5) Adjustment to record forgiveness of $58,691,000 of BJI's intercompany indebtedness.

    (6) Adjustment to record cash received of $122,606,000 from BJI in repayment of intercompany indebtedness.

    (7) Adjustment to reflect the distribution of the remainder of BJI's net assets, which total $282,664,000, excluding Waban's forgiveness of BJI's intercompany indebtedness (See Note (5) above). $251,653,000 of this amount is charged to Waban's retained earnings; the remaining $31,011,000 is charged to additional paid-in capital.

NOTES TO PRO FORMA CONDENSED STATEMENT OF INCOME

    (1) Adjustment to separate the operating revenues and expenses of BJI's discontinued operations.

    (2) Adjustment to reflect interest expense on anticipated reduced borrowings using an assumed interest rate of 7.50%. Each variance of 1/8 of one percent from this assumed interest rate would change quarterly interest expense by $12,771.

    (3) Adjustment to income tax provision for the estimated income tax effect of the pro forma adjustments.

  Pro forma earnings per share from continuing operations is based on 35,032,850 shares of common stock outstanding (including 2,160,606 shares of common stock issued upon conversion of the Convertible Debentures) plus 583,969 common equivalent shares, using the treasury stock method of accounting for outstanding stock options.

      c.    Exhibits

      10.1 Separation and Distribution Agreement, dated as of July 10, 1997, by and between Waban and BJI.

      10.2 Services Agreement, dated as of July 28, 1997, by and between Waban and BJI.

      10.3 Tax Sharing Agreement, dated as of July 28, 1997, by and between Waban and BJI.

      10.4 Employee Benefits Agreement, dated as of July 28, 1997, by and between Waban and BJI.

      99.1 July 28, 1997 press release relating to the spin-off by Waban Inc. of its BJ's Wholesale Club business, its name change to HomeBase, Inc. and its trading on the New York Stock Exchange under the symbol "HBI."

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

Date:  August 5, 1997

                                 HomeBase, Inc.

                                 By: /s/ Allan Sherman
                                    -----------------------
                                     Allan Sherman
                                     President and Chief Executive Officer